                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 14, 2005
                             ----------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-15190             13-3159796
           --------                   --------             -----------
(State or other jurisdiction of      (Commission        (I.R.S. Employer
        incorporation)               File Number)      Identification No.)

                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    (Address of principal executive offices)

                                 (631) 962-2000
                                 --------------
              (Registrant's telephone number, including area code)

                                      N/A
                                 -------------
                        (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 14, 2005, OSI Pharmaceuticals, Inc. ("OSI") purchased all of the outstanding shares held by the minority shareholders of its then majority-owned subsidiary, Prosidion Limited ("Prosidion"), resulting in Prosidion becoming a wholly-owned subsidiary of OSI (the "Transaction"). Pursuant to the Transaction, OSI entered into a Share Purchase Deed Relating to Shares of Prosidion Limited (the "Share Purchase Deed") and an Amended and Restated Stock Incentive Plan Stock Award Agreement (the "Stock Award Agreement") with Dr. Daryl Granner, a member of the Board of Directors of OSI and a member of the Board of Directors of Prosidion. In connection with the Transaction, OSI agreed to pay Dr. Granner $176,000 in cash for his 11,000 ordinary shares of Prosidion, as provided in the Share Purchase Deed, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. In addition, Dr. Granner agreed to exchange his rights to 2,000 ordinary shares of Prosidion for 592 shares of OSI common stock in consideration for his continued service as a member of Prosidion's Scientific Advisory Board (the "SAB"), as provided in the Stock Award Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference. Pursuant to the Stock Award Agreement, Dr. Granner will be issued 296 shares of OSI's common stock on October 1, 2005 and the remaining shares on October 1, 2006 provided that Dr. Granner's service as a member of the SAB has not terminated for any reason prior to each such date.

ITEM 9.01 EXHIBITS

EXHIBIT NO.                             DESCRIPTION
----------                              -----------
   10.1         Share Purchase Deed Relating to Shares of Prosidion Limited,
                dated April 14, 2005, between OSI Pharmaceuticals, Inc. and Dr. Daryl Granner.

   10.2         Amended and Restated Stock Incentive Plan Stock Award Agreement, dated April 14,
                2005, between OSI Pharmaceuticals, Inc. and Dr. Daryl Granner.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: April 20, 2005           OSI PHARMACEUTICALS, INC.

                                     By: /s/ Robert L. Van Nostrand
                                         ------------------------------------
                                         Robert L. Van Nostrand
                                         Vice President and Chief Financial
                                         Officer (Principal Financial Officer)

                                       3
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                                  EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION
----------                           -----------
  10.1          Share Purchase Deed Relating to Shares of Prosidion Limited,
                dated April 14, 2005, between OSI Pharmaceuticals, Inc. and
                Dr. Daryl Granner.

  10.2 Amended and Restated Stock Incentive Plan Stock Award Agreement, dated April 14, 2005, between OSI Pharmaceuticals, Inc. and
                Dr. Daryl Granner.

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